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                                                                   EXHIBIT 10.38

                AMENDED AND RESTATED INITIAL ONCOVAX CENTER LEASE


                THIS AMENDED AND RESTATED INITIAL ONCOVAX CENTER LEASE (this "LEASE"), is entered into as of December 11, 1998 by and between LEHIGH VALLEY HOSPITAL AND HEALTH NETWORK, a Pennsylvania non-profit corporation ("LANDLORD"), having its principal office at Cedar Crest & I-78, Allentown, PA and INTRACEL CORPORATION, a Delaware corporation (the "TENANT"),having its principal office at 1330 Piccard Drive, Rockville, MD.

                WHEREAS, on October 21, 1998 the parties hereto were negotiating in good faith the terms of a Joint Venture Agreement to be entered into by and between the parties (the "JOINT VENTURE AGREEMENT"), which contemplated that the parties would enter into an Initial OncoVax Center Lease (the "INITIAL ONCOVAX CENTER LEASE") and notwithstanding the fact that the Joint Venture Agreement was not entered into on such date, the parties entered into the Initial OncoVax Center Lease and an accompanying letter agreement;

                WHEREAS, the parties have concluded the negotiations of the Joint Venture Agreement and desire to enter into such Joint Venture Agreement; and

                WHEREAS, the parties desire to enter into this Lease to amend and restate the Initial OncoVax Center Lease in its entirety to reflect all of the additional terms and conditions relating to said lease as negotiated between the parties since the execution of the Initial OncoVax Center Lease.

                NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                              W I T N E S S E T H:

1.      LEASED PREMISES; FIXTURES AND EQUIPMENT; COMMON AREAS

                Landlord does hereby grant, demise and lease unto Tenant, and Tenant does hereby lease and take from Landlord, for the Term (as defined below) and upon the terms and conditions set forth in this Lease, the premises known as the "Clean Room" which is located on the second floor of the General
Services Building of Landlord's hospital and described on Exhibit A attached hereto, together with the clinical patient care, administrative and storage space also


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described on Exhibit A, and all improvements made by Landlord, now or hereafter constructed thereon and all rights, privileges, easements and appurtenances belonging or pertaining thereto (collectively, the "LEASED PREMISES" ), together with all of Landlord's fixtures and personal property, whether owned or leased by Landlord, located on or used or useful or associated with, the Leased Premises, including but not limited to the Clean Room Equipment (as defined in Exhibit B), and all other furnishings, machinery, apparatus, movable or non-movable equipment and materials described in Exhibit B attached hereto (collectively the "FIXTURES AND EQUIPMENT"). Landlord also hereby grants to Tenant a nonexclusive license for the benefit of Tenant, its employees, agents and invitees for access to and from the Leased Premises through the building and over the property of Landlord appurtenant thereto, and to use those parts of the building designated by Landlord for use by tenants including, but not limited to toilet rooms, elevators and unrestricted parking areas, all as more particularly described in Exhibit C attached hereto (collectively, the "COMMON AREAS").


2.      SERVICES

                During the Term, Landlord shall provide Tenant with all services, including, but not limited to, electricity, heat, gas and air conditioning (collectively "UTILITIES"), removal of hazardous waste, cleaning services and laundry, necessary and sufficient for Tenant to use the Leased Premises as described in Section 9.1 below.


3.      POSSESSION

                Landlord shall deliver to Tenant on the Commencement Date (as herein defined) actual and exclusive possession of the Leased Premises, free and clear of all leases, tenancies, agreements, matters, liens and defects in title, together with exclusive possession of the Fixtures and Equipment.


4.      TERM

                The term of this Lease (the "TERM") shall commence on November 1, 1998 (the "COMMENCEMENT DATE") and shall end, unless earlier terminated as described in Section 5 below, on the Final Closing Date as that term is defined in that certain Joint Venture Agreement (the "JOINT VENTURE AGREEMENT") entered into by and between the parties hereto and dated of even date herewith. The parties agree that this Lease shall immediately expire or terminate upon the Final Closing Date or earlier terminate as described in Section 5 below without the necessity of any notice from either Landlord or Tenant to terminate the same, and Tenant hereby expressly waives all right to any notice which may be required under any laws now or hereafter enacted and in force in Pennsylvania, including The


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Landlord and Tenant Act of 1951, Act of April 6, 1951, Act of April 6, 1951,
P.L. 69 as amended (the "Act") upon such expiration or termination.


5.      EARLY TERMINATION


        5.1.    TERMINATION OF JOINT VENTURE AGREEMENT

        This Lease shall immediately terminate if the Joint Venture Agreement is terminated for any reason.


        5.2.    EVENTS OF DEFAULT; REMEDIES

                5.2.1.  EVENTS OF DEFAULT BY TENANT

                Any of the following occurrences or acts shall constitute an "Event of Default" under this Lease:

                        (i) Tenant fails to pay, on the date on which the same is due and payable, any installment of monthly rent and any additional payments, within ten days after Landlord notifies that such payment is overdue and due and owing.

                        (ii) Except as otherwise provided herein, a party fails to observe or perform any other provision hereof for 30 days (or such shorter period of time if such default endangers life or property) after the non-breaching party shall have delivered to Tenant notice of such failure.

                        (iii) A party's filing of a petition in bankruptcy under Title 11 of the United States Code, as amended, or the commencement of a proceeding under any other applicable law concerning insolvency, reorganization or bankruptcy or a party becomes generally unable to pay its debts as they become due; provided, however, if a proceeding with respect to an act of bankruptcy is filed or commenced against Tenant, the same shall not constitute an Event of Default if such proceeding is dismissed within 60 days from the date of such filing.

                        (iv) The Leased Premises shall have been abandoned.

                        (v) Any representation or warranty made herein or any statement or representation made in any certificate, report or opinion (including legal opinions), financial statement or other instrument furnished in connection with this Lease, proves to have been incorrect, false or misleading in any material respect when made.

                        (vi) A party fails to comply with any requirement of any governmental authority having jurisdiction within the time required by such governmental authority; or any proceeding is commenced or action taken to enforce


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any remedy for a violation of any requirement of a governmental authority or any restrictive covenant affecting the Leased Premises or any part thereof.

                5.2.2.  REMEDIES

                If an Event of Default shall have happened and be continuing, a party shall have the right at its election, then or at any time thereafter while such Event of Default shall continue, to give written notice of its intention to terminate this Lease on a date specified in such notice. Upon the giving of such notice, the Term and the estate hereby granted shall expire and terminate on such date as fully and completely and with the same effect as if such date were the date hereinbefore fixed for the expiration of the Term.


        5.3.    OTHER TERMINATION EVENTS

                This Lease may also be earlier terminated as further described in Sections 10.4 and 15 below.


6.      ACTIONS UPON TERMINATION

                Upon the expiration or termination of this Lease,

                (i) Tenant shall immediately permit Landlord and its employees and agents full access to the Leased Premises to aid in the transition to a new operator, and further agrees to give up quiet and peaceful possession without further notice from Landlord.

                (ii) If termination results because of Tenant's Event of Default, Tenant shall continue to pay to Landlord the monthly rent until the end of the Term; provided, that Tenant shall not be responsible for such rent if the Leased Premises have been relet.


7.      PAYMENTS

        7.1.    RENTAL PAYMENTS

                Tenant shall pay as rent for the Leased Premises and the Fixtures and Equipment to Landlord during the period of time from the Commencement Date through the Term monthly installments of Six Thousand Six Hundred and Ninety Dollars and no cents ($6,690.00), in advance without demand on or before the first day of each month from and including the month in which the Commencement Date occurs, which the parties agree (i) reflects the fair market rental value of the Leased Premises and the Fixtures and Equipment and
(ii) is attributable in its entirety to


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the Fixtures and Equipment. Rent for any partial month shall be prorated based upon the actual number days in such month.


        7.2.    ADDITIONAL PAYMENTS

                Tenant shall pay as additional payments for the services provided in Section 2 above (except Utilities which Landlord shall provide to Tenant without any additional payments), monthly installments of Two Thousand Dollars and no cents ($2,000.00), in advance without demand on or before the first day of each month from and including the month in which the Commencement Date occurs, which the parties agree reflects the fair market value of the services provided in Section 2.


        7.3.    DEFAULT

                Tenant may not be declared in default for non-payment of rent or any additional payments due hereunder if such rent or additional payments is/are received by Landlord by the 10th day of the month.


8.      TITLE AND QUIET ENJOYMENT

                Subject to Section 18 below, Landlord hereby represents, warrants and covenants that it has good and marketable fee simple title to the Leased Premises, that the same is subject to no other leases, tenancies, agreements, encumbrances (including delinquent taxes), liens or defects in title affecting said property or the rights granted Tenant in this Lease. Landlord further covenants that there are no restrictive covenants, zoning or other local ordinances or regulations which will prevent Tenant from using and occupying the Leased Premises for a current Good Manufacturing Practices ("CGMP") laboratory and support area. Landlord further represents, warrants and covenants that it has good and marketable title to all Fixtures and Equipment and that same are subject to no leases, agreements, encumbrances, liens or defects in title affecting said property or the rights granted Tenant in this Lease. Landlord covenants and agrees that during the Term, Tenant shall, upon paying the rent and performing the covenants of this Lease on its part to be performed, peaceably and quietly have, hold and enjoy the Leased Premises and Fixtures and Equipment and all rights granted Tenant in this Lease.


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9.      USES OF LEASED PREMISES; ACCESS TO LEASED PREMISES AND COMMON AREAS


        9.1.    TENANT'S USE OF LEASED PREMISES

                The Leased Premises and the Fixtures and Equipment therein shall be used for the conduct and operation of a cGMP laboratory and support area in conformity with applicable law and the terms and conditions of the Joint Venture Agreement. The Leased Premises shall be operated under the names of "Intracel Corporation," and no other names shall be permitted to be used in lieu of or in addition to such name without the prior written consent of Landlord. Tenant hereby agrees to comply and conform in all material respects with all legal requirements concerning the use, occupancy and conditions of the Leased Premises and all machinery, equipment, furnishings, fixtures and improvements therein. If any such legal requirement requires an occupancy or use permit, license, special exception, or other local, state or federal agency certification, then Tenant shall promptly obtain and keep current the same.


        9.2.    LANDLORD ACCESS TO LEASED PREMISES

                Landlord may enter upon the Leased Premises, upon reasonable notice to Tenant, to inspect, maintain, repair the Leased Premises. Landlord may enter the Leased Premises at any time to perform emergency repairs to preserve the Leased Premises and/or the Fixtures and Equipment.


        9.3.    TENANT'S ACCESS TO LEASED PREMISES AND COMMON AREAS

                Landlord shall keep the Leased Premises and the Common Areas "open" during normal business hours which, for purposes of this Lease, shall mean 24 hours a day, 365 days a year. Landlord shall provide lighting, electricity, heat, air conditioning, water, elevator service and other necessary services for Tenant's use and access to the Leased Premises and the Common Areas when open. Tenant's use of the Common Areas shall not unreasonably hinder or interfere with the Landlord's or other tenants' use of their Common Areas.


10.     CONDITION OF LEASED PREMISES, FIXTURES AND EQUIPMENT; MAINTENANCE AND
        REPAIRS


        10.1.   CONDITION OF LEASED PREMISES, FIXTURES AND EQUIPMENT

                Landlord hereby represents and warrants that the Leased Premises are constructed substantially in compliance with all applicable building codes and regulations and substantially in accordance with the plan and specifications


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approved by the Commonwealth of Pennsylvania Board of Health (the "BOARD OF
HEALTH"). Upon the expiration or earlier termination of the Lease, Tenant shall surrender the Leased Premises in good condition, reasonable wear and tear and damage by casualty and fire excepted, with all lighting, plumbing, electrical and life/safety systems and the Fixtures and Equipment, in good working condition, other than the "Tenant's Fixtures and Equipment Required to be Removed or Otherwise Transferred" (as defined in Section 11.2).


        10.2.   TENANT'S MAINTENANCE AND REPAIRS

                During the Term of this Lease, Tenant, at its expense, hereby agrees to clean, and maintain and keep in good repair its equipment.


        10.3.   LANDLORD'S MAINTENANCE AND REPAIRS

                Landlord shall make and pay for all repairs, replacements and maintenance which are necessary for the operation of the Leased Premises, the Common Areas, and the Fixtures and Equipment, excluding repairs or maintenance necessitated by Tenant's willful acts or gross negligence. Tenant agrees to notify Landlord of any necessary repairs within a reasonable period time of its discovery. If Landlord fails to commence to perform any such maintenance, replacement and repair after five days notice from Tenant, Tenant shall have the right to undertake such maintenance, replacement and repair and to deduct any expenditures associated therewith from the rent payments due under Section 7.1 above.


           10.4.     FIRE OR OTHER HAZARD

                     Tenant hereby agrees to notify Landlord of any damages to the Leased Premises resulting from fire or other hazard and also of any dangerous or hazardous condition within the Leased Premises immediately upon the occurrence of such fire or other hazard or discovery of such condition, or as soon as practicable thereafter. Upon occurrence of a fire, repairs shall be made by Landlord as soon as reasonably may be done unless the costs of repairing the Leased Premises exceed 25% of the replacement cost of the building in which case the Landlord may, at its option, terminate this Lease by giving Tenant written notice of termination within 45 days of the date of such fire. If the Landlord does not terminate this Lease as described above, then Landlord has 45 days after the date of such fire to give written notice to Tenant setting forth Landlord's unqualified commitment to make all necessary repairs or replacements, the projected date of commencement of such repairs, and Landlord's good faith estimate of the date of completion of the same. If Landlord fails to give such notice, or if the date of completion is more than 90 days after the date of the fire or other hazard, then Tenant may, at its option, terminate this Lease and Landlord will be obligated to refund to Tenant any rent allocable to the period subsequent to the date of the fire. During any period of restoration and


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repair Tenant shall continue to operate within the Leased Premises to the extent practicable, with a pro-rata reduction in the rental payments based upon the usable portions of the Leased Premises.


11.     ALTERATIONS AND REMODELING OF LEASED PREMISES, AND FIXTURES AND
        EQUIPMENT


        11.1.   ALTERATIONS AND MODIFICATIONS TO THE LEASED PREMISES

                Tenant may, at its own expense, from time to time during the term of this Lease, upon the prior written approval of Landlord as described in
Section 11.3 below, make such structural alterations, additions, replacements and changes, in and to the Leased Premises, and any buildings thereon, as it finds necessary or desirable for the operation of the Leased Premises as a cGMP laboratory. All such alterations, demolitions, additions, replacements and changes shall be made in accordance with plans and specifications prepared by Tenant and approved by Landlord, in conformity with applicable building laws and regulations. Except for Fixtures and Equipment acquired, or purchased and contributed to ICC (as defined below) by Tenant pursuant to Section 11.2 below, such alterations, additions, replacements and changes shall become a part of the Leased Premises, shall be maintained and kept in repair in accordance with the provisions of Section 10, and at the expiration or termination of this Lease shall become the property of Landlord without the payment of any money or other consideration.


        11.2.   ALTERATIONS AND MODIFICATIONS TO THE FIXTURES AND EQUIPMENT

                Tenant may, at its own expense, from time-to-time during the term of this Lease, install, replace and operate in the Leased Premises such removable medical equipment and personal property ("TENANT'S FIXTURES AND EQUIPMENT") as it shall deem necessary or desirable in the conduct of its business, provided all laws, rules and regulations of governmental bodies with respect thereto shall be in all material respects complied with by Tenant. Tenant may also, upon the prior written approval of Landlord as described in
Section 11.3 below, make such alterations, additions, replacements and changes, in and to the Fixtures and Equipment, as it finds necessary or desirable for the operation of a cGMP laboratory. The Clean Room Equipment as described on Exhibit B shall be sold to Tenant by Landlord as of the Final Closing Date and this Lease's expiration date pursuant to Section 6.1 of the Joint Venture Agreement and together with any alterations, additions, replacements and changes thereto shall be concurrently contributed to Intracel Cancer Center of Pennsylvania, Inc. ("ICC") pursuant to Sections 3.1 and 6.2 of the Joint Venture Agreement. If this Lease is earlier terminated by Tenant pursuant to Section 5.2.1 above, the Clean Room Equipment and together with any alterations, additions, replacements and changes thereto shall remain Landlord's property and Landlord shall reimburse Tenant the actual


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costs of all alterations, additions, replacements and changes thereto. Prior to the expiration or termination of this Lease, Landlord and Tenant shall designate those items of Tenant's Fixtures and Equipment that Landlord or Tenant desires be removed from the Leased Premises, and the Clean Room Equipment to be purchased by Tenant and contributed to ICC upon the expiration or termination of the Lease ("TENANT'S FIXTURES AND EQUIPMENT REQUIRED TO BE REMOVED OR CONTRIBUTED"). With the exception of Tenant's Fixtures and Equipment Required to be Removed or Contributed, all of the Fixtures and Equipment shall remain on the Leased Premises at the termination of this Lease and shall remain the property of Landlord.


        11.3.   LANDLORD'S CONSENT

                Landlord agrees not to unreasonably withhold, delay or condition its consent to any action proposed by Tenant pursuant to this Section 11, provided that (i) the alterations, construction or installation shall not have a material adverse effect on the structure, appearance or use of the Leased Premises or the building in which the Leased Premises are located or Fixtures and the Equipment, in the reasonable judgment of Landlord, (ii) all such alterations, construction and installations shall be expeditiously completed in compliance with all legal requirements, (iii) all work done in connection with any such alterations, construction or installation shall comply with the requirements of any insurance policy required to be maintained by Tenant hereunder, (iv) Tenant shall promptly pay all costs and expenses of any such alteration, construction or installation and shall discharge all liens filed against any of the Leased Premises or the Fixtures and Equipment arising out of the same, (v) Tenant shall procure and pay for all permits and licenses required in connection with any such alteration, construction or installation, (vi) such alterations shall comply with any recorded lien or covenant affecting the Leased


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Premises, and (vii) Landlord shall incur no expense or cost whatsoever in connection with such alterations, including without limitation, costs for reviewing and approving plans, or tap fees or other utility fees. Landlord may require, as a condition to its consent to any alterations, reasonable appropriate payments, bonds, assurances and undertakings from Tenant to ensure that all such conditions are satisfied. Notwithstanding the foregoing, it shall not be unreasonable for Landlord to withhold its consent, or to condition its consent, if the holder of a mortgage withholds its consent to any of the foregoing, or requires that certain conditions or requirements be satisfied or observed.


        11.4.   LIENS OR ENCUMBRANCES

        Except as permitted under Section 18, neither Tenant nor Landlord will directly or indirectly, create or permit to be created or to remain, and will promptly discharge, at its expense, any lien or encumbrance with respect to, the Leased Premises or any part thereof, or the Fixtures and Equipment or either party interest therein as a result of any alteration, construction, installation or other action of either party. The existence of any mechanic's, laborer's, materialman's, supplier's or vendor's lien, or any right in respect thereof, shall not constitute a violation of this Section 11.4 if payment is not yet due upon the contract or for the goods or services in respect of which any such lien has arisen so long as such payment is made or bonded off within 30 days after the later to occur of the completion of the work which gave rise to the imposition of said liens or the rendering of the invoice, statement or demand for such payment. Nothing contained in this Lease shall be construed as constituting the consent or request of Landlord, expressed or implied, of any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or other furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Leased Premises or any part thereof.


12.     ENVIRONMENTAL MATTERS


        12.1.   DEFINITIONS

                As used in herein, the following items shall have meanings set forth below:

                        (i) "CAA" shall mean the Clean Air Act, codified at 42 U.S.C. Section 7401, et seq., as amended.



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                        (ii) "CERCLA" shall mean the Comprehensive Environmental
Response, Compensation, and Liability Act of 1980, codified at 42 U.S.C.
Section 9601, et seq., as amended.

                        (iii) "CWA" shall mean the Clean Water Act, codified at 33 U.S.C. Section 407, et seq., as amended.

                        (iv) "ENFORCEMENT AGENCY" shall mean, collectively, the Environmental Protection Agency ("EPA") and any state, county, municipal or other agency having authority to enforce any Environmental Laws.

                        (v) "ENVIRONMENTAL LAWS" - shall mean CERCLA, HMTA, RCRA, CAA, CWA, TSCA, RHA and the Right-to-Know Act and all other federal, local and municipal laws, statutes, ordinances and codes, guidelines and standards relating to health, safety, sanitation, and the protection of the environment or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Materials, including, without limitation, the Pennsylvania Solid Waste Management Act, 35 P.S. Section 6018.103, et. seq., the Pennsylvania Hazardous Sites Clean Up Act (Act 108 of
1988), laws and regulations regarding the discharge of water or other materials or fluids into waterways, and the rules, regulations, guidelines, decisions, orders and directives of federal, local and municipal governmental agencies, authorities and courts with respect thereto presently in effect or hereafter enacted, promulgated or implemented.

                        (vi) "ENVIRONMENTAL PERMITS" - shall mean all permits, licenses, approvals, authorizations, consents or registrations required by any applicable Environmental Laws, on either an individual or group basis, in connection with the construction, ownership, use or operation of the Leased Premises, or the storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Materials related to the Leased Premises.

                        (vii) "HAZARDOUS MATERIALS" - shall mean, without limitation, flammable, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum or petroleum based or related substances, hydrocarbons or like substances and their additives or constituents, and any substances now or hereafter defined as "hazardous substances," "extremely hazardous substances," "hazardous wastes," "infectious wastes" or "toxic chemicals" in any Environmental Laws, or in any regulation or order issued pursuant to any Environmental Laws.

                        (viii) "HMTA" - shall mean the Hazardous Materials Transportation Act, codified at 49 U.S.C. Section 1801, et seq., as amended.

                        (ix) "RCRA" - shall mean the Resource Conservation and Recovery Act of 1976, codified at 42 U.S.C. Section 6801, et seq., as amended.

                        (x) "RELEASE" - shall have the same meaning as given to that term in CERCLA, as amended, and the regulations promulgated thereunder.

                        (xi) "RHA" - shall mean the Rivers and Harbors Appropriation Act, codified at 33 U.S.C. Section 401, et seq., as amended.

                        (xii) "RIGHT-TO-KNOW ACT" - shall mean the Emergency Planning and Community Right-To-Know Act, codified at 42 U.S.C. Section 11001, et seq., as amended.

                        (xiii) "TSCA" - shall mean the Toxic Substances Control Act, codified at 15 U.S.C. Section 2601, et seq., as amended.


        12.2.   LANDLORD OBLIGATIONS; REPRESENTATION AND WARRANTIES

                Landlord hereby represents and warrants to Tenant that on the Commencement Date the Leased Premises does not contain asbestos or any Hazardous Materials. Landlord shall be responsible for costs, expenses, damages and penalties resulting from the existence of any Hazardous Materials in the


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Leased Premises at the date of execution of this Lease and all alterations made by Landlord to the Leased Premises or the Common Areas shall be made in accordance any comply with all Environmental Laws and the requirements of any Enforcement Agencies.


        12.3.   TENANT OBLIGATIONS

                Tenant shall comply at all times and in all respects with the provisions of all Environmental Laws and Environmental Permits, and shall not commit any actions or omissions that result in the incurrence of any liability under such Environmental Laws and Environmental Permits. Tenant shall obtain, whenever necessary and in its own name, appropriate Environmental Permits for its operations and shall comply in all respects with the requirements of such Environmental Permits. All alterations made in the Leased Premises made by Tenant shall be made in accordance with and shall comply with all Environmental Laws and the requirements of any Enforcement Agencies. If any statutes, laws, ordinances, rules or regulations are promulgated at any time after the date of execution of this Lease for the removal, abatement or containment of Hazardous Materials in the Leased Premises or any portion of the Leased Premises and, in the reasonable judgment of Landlord, it is hazardous for the Tenant to remain in the Leased Premises during such removal, abatement, or containment of the Hazardous Materials, Tenant shall vacate the Leased Premises or that portion of the Leased Premises that is hazardous and, provided that such condition did not result from Tenant's acts, omissions, or operations, Tenant's rent shall be abated proportionately for the period of time in which Tenant's use of such portion of the Leased Premises has been interrupted. Tenant shall not intentionally or unintentionally use, store, handle, spill or discharge any Hazardous Materials at or in the vicinity of the Leased Premises, other than those Hazardous Materials generally used, stored or handled in a cGMP laboratory. Tenant shall promptly deliver to Landlord copies of all notices made by Tenant to, or received by Tenant from, any Enforcement Agency or from the United States Occupational Safety and Health Administration concerning environmental matters or Hazardous Materials at the Leased Premises.


        12.4.   INDEMNIFICATION; HOLD HARMLESS

                Landlord shall indemnify, defend and hold Tenant harmless of and from actual and direct losses arising out of or relating to any and all claims arising from the existence, removal, containment, or abatement of any Hazardous Materials from the Leased Premises related to Hazardous Materials existing in the Leased Premises prior to the Commencement Date. Tenant shall indemnify, defend and hold Landlord harmless of and from actual and direct losses arising out of or relating to any and all claims arising by reason of any violation by Tenant of the


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provisions of Section 12.3 above. This indemnity provision shall survive expiration or earlier termination of this Lease.


        12.5.   INSPECTIONS

                At any time throughout the Term of this Lease, Landlord may cause an inspection to be made of the Leased Premises and its surrounding area for the purpose of determining whether any Hazardous Materials is present thereon.


13.     INSURANCE


        13.1.   TENANT INSURANCE

        Tenant shall, at all times through the Term and at its sole expense, maintain professional and general liability insurance (through third party insurers) against claims for bodily injury or death occurring in or about the Leased Premises, such insurance to provide coverage not less than $3,000,000 per occurrence, $5,000,000 per annual aggregate. In addition, Tenant shall, at all times through the Term and at its sole expense, maintain insurance for the Fixtures and Equipment at replacement cost value, without coinsurance provisions, against fire and such other hazards as are included within extended coverage and against earthquake and flood damage, which insurance shall also include major mechanical system repair and replacement coverage. All such insurance shall name Landlord as an additional insured and shall provide that Landlord be given 30 days prior notice of any material change or cancellation of such insurance. Copies of such insurance policies shall be delivered to Landlord, upon Landlord's request. The parties shall mutually determine how to distribute any insurance proceeds received to replace any or all of the Fixtures and Equipment.


        13.2.   LANDLORD'S INSURANCE

                Landlord shall, at all times through the Term and at its sole expense, maintain insurance for the Leased Premises and the Common Areas at replacement cost value, without coinsurance provisions, against fire and such other hazards as are included within extended coverage and against earthquake and flood damage, which insurance shall also include major mechanical system repair and replacement coverage. Copies of such insurance policies shall be delivered to Tenant, upon Tenant's request.


14.     LIABILITY OF LANDLORD

                Landlord shall be liable for all loss of property by theft or otherwise, for all damage to property, for all injuries to persons while on the Leased Premises from escape or leakage of water, rain, snow, or steam from any part of the building on which the Leased Premises are located or from the pipes or plumbing system therein, and for all damage resulting from the short circuiting of electricity or from any other cause, where any such losses, damages and/or injuries are due to the willful acts or negligence of the Landlord, its servant, agents, or employees.


15.     CONDEMNATION

                If all or a part of the Leased Premises and/or Common Areas are taken by eminent domain or conveyed in lieu thereof and such Leased Premises cannot then be used by Tenant for its intended use as set forth in Section 9.1 above, this Lease shall immediately terminate as of the date that the condemning authority takes possession of the Leased Premises, subject to the following:

        (i) All compensation awarded for the taking (or the proceeds of any sale in lieu thereof) of the Leased Premises and/or Common Areas shall be the property of the Landlord;

        (ii) All compensation awarded for the taking or loss of any of the Tenant's Fixtures and Equipment or for moving or relocation expenses shall be the property of Tenant; and

        (iii) If only part of the Leased Premises and/or Common Areas are taken such that Tenant may still use the Leases Premises for its intended use, this Lease shall remain in effect with a pro-rata reduction in the rental payments based upon the usable portions of the Leased Premises.


16.     ASSIGNING OR SUBLETTING

                Tenant shall not assign, sublet or in any manner transfer this Lease or any estate or interest therein, or grant a license, concession or other right of occupancy, to all or part of the Leased Premises, without Landlord's prior written consent, except that Tenant may assign, sublet or in any manner transfer this Lease of any estate or interest therein, or grant a license, concession or other right of occupancy, to all of part of the Leased Premises
(i) to any successor to Tenant in the event of a merger or consolidation of Tenant with another entity, or to any purchaser of all or substantially all of the assets or business of Tenant, and (ii) to an Affiliate (as defined below). For purposes of this Section 16, an Affiliate shall mean, as to any party hereto, any corporation or other entity which, directly or indirectly, through one or more intermediaries, controls (i.e., possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of an entity, whether through ownership of voting securities, by contract, or otherwise) is controlled by, or is under common control with such party. In the event of any permitted assignment, all rights, obligations and liabilities herein shall extend to any successors or assigns.


17.     WAIVER OF SUBROGATION

                To the extent permitted by their insurers, Landlord hereby releases Tenant, and Tenant hereby releases Landlord, and their respective shareholders or members, directors, officers, employees and agents, from any and all claims or demands for damages, losses, expenses, or injury to the Leased Premises, or to the Fixtures and Equipment, or the inventory or other property of Landlord or Tenant, as the case may be, in, or about, the Leased Premises which may be caused by or results from events or happenings which are covered by insurance carried by the respective parties and in force at the time of any such damages, losses, expenses, or injury.


18.     SUBORDINATION; ESTOPPEL CERTIFICATES

                Subject to Section 8 above, this Lease is subordinate to the lien of all present or future mortgages which affect the Leased Premises and to all renewals, modifications, replacements and extensions thereof. This provision shall be self-operative, but in any event Tenant hereby agrees to execute promptly and deliver any estoppel certificate or other assurances that Landlord may request in furtherance hereof. In the event of any foreclosure of any such mortgage or modification, Tenant shall attorn to the purchaser in foreclosure of who shall be named in any deed in lieu of foreclosure, shall recognize any such purchaser as the Landlord under this Lease, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect.

19.     MISCELLANEOUS


        19.1.   NOTICE

                All notices, demands, requests or other communications which may be or are required to be given, served or sent by any party to any other party pursuant to this Lease shall be in writing and shall be hand delivered (including delivery by courier), sent by Federal Express or by other recognized overnight delivery service, mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or sent by telegram, telex, or facsimile transmission, addressed as follows:

If to Intracel:

                             Intracel Corporation
                             1330 Piccard Drive
                             Rockville, Maryland  20850
                             Attn:  Daniel S. Reale
                             Facsimile:  (301) 296-0082


                     with a copy (which shall not constitute notice) to:

                             Hogan & Hartson L.L.P.
                             555 13th Street, N. W.
                             Washington, D.C.  20004-1004
                             Attn:  Donna A. Boswell, Esq.
                             Facsimile:  (202) 637-5910

If to Lehigh:

                             Lehigh Valley Hospital and Health Network

                             Cedar Crest & I-78
                             P.O. Box 689
                             Allentown, Pennsylvania  18105-1556
                             Attn:  Louis L.  Liebhaber
                             Facsimile:  (610) 402-7253

                     with a copy (which shall not constitute notice) to:

                             Tallman, Hudders & Sorrentino
                             The Paragon Centre
                             1611 Pond Road, Suite 300
                             Allentown, Pennsylvania  18104-2256
                             Attn:  Matthew R. Sorrentino, Esq.
                             Facsimile:  (610) 391-1800

                Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served, or sent. Each notice, demand, request, or communication which shall be mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, or received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger, or (with respect to a telex or facsimile) the answer back being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

        19.2.   COMPLETE AGREEMENT

                This Lease, and all Exhibits hereto and incorporated agreements (including the Joint Venture Agreement) set forth the entire agreement of the parties hereto with respect to its subject matter and any and all prior agreements, whether oral or written, between or among the parties hereto and relating to the subject matter hereof are superseded hereby.


        19.3.   GOVERNING LAW

                This Lease and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania (excluding choice of laws rules thereof).


        19.4.   PARAGRAPH HEADINGS

                The paragraph headings in this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions hereof and in no way shall be held to explain, modify or aid in the interpretation, construction or meaning of the provisions of this Lease.


        19.5.   SEVERABILITY

                In the event that a court of competent jurisdiction holds that a particular provision or requirement of this Lease is in violation of any applicable law, each such provision or requirement shall be enforced only to the extent it is not in violation of such law or is not otherwise unenforceable and all other provisions and requirements of this Lease shall remain in full force and effect.


        19.6.   MODIFICATION; WAIVER

                This Lease shall not be modified or amended except by an instrument in writing signed by Landlord and Tenant. No delay or failure on the part of any party hereto in exercising any right, power, or privilege under this Lease or any other instruments executed and delivered in connection with or pursuant to this Lease, shall impair any such right, power, or privilege or be construed as a waiver of any default hereunder or any acquiescence therein. No single or partial exercise of any such right, power, or privilege shall preclude the further exercise of such right, power, or privilege, or the exercise of any other right, power, or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

        19.7.   BENEFIT OF THIS LEASE

                It is the explicit intention of the parties hereto that except as set forth below no person or entity other than a party hereto is or shall be entitled to bring any action to enforce any provision of this Lease against any of the parties hereto, and that the covenants, undertakings, and agreements set forth in this Lease shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.


        19.8.   SIGNAGE ON LEASED PREMISES

                Landlord shall, at its own expense, erect all exterior and interior signage at the Leased Premises as approved by Tenant.


        19.9.   INDEPENDENT CONTRACTOR

                Tenant shall lease and operate the Leased Premises as an independent contractor, and shall not be considered an agent, employee of, partner of or joint venturer with Landlord.


        19.10.  EXECUTION IN COUNTERPARTS

                This Lease may be executed in counterparts, each of which shall constitute an original hereof for all purposes.

                IN WITNESS WHEREOF, each of the parties intending to be legally bound has duly caused this Lease to be duly executed and delivered in its name and on its behalf, as of the date first written above.

                                       TENANT:

                                       INTRACEL CORPORATION


                                       By:___________________________________
                                       Name:________________________________
                                       Title:_________________________________


                                       LANDLORD:

                                       LEHIGH VALLEY HOSPITAL AND HEALTH NETWORK

                                       By:___________________________________
                                       Name:________________________________
                                       Title:_________________________________

                                    EXHIBIT A

              DESCRIPTION OF CLEAN ROOM, AND CLINICAL PATIENT CARE,
                        ADMINISTRATIVE AND STORAGE SPACE

                                  SEE ATTACHED

                                    EXHIBIT B
                      DESCRIPTION OF FIXTURES AND EQUIPMENT

         Set forth below is a description of the Fixtures and Equipment.

        1. Clean Room Equipment. For purposes of this Lease, the term "Clean Room Equipment" shall include all of the following equipment:

---------------------------------------------------------------------------------------------------
EQUIPMENT NAME                            MANUFACTURER          MODEL #             SERIAL #
---------------------------------------------------------------------------------------------------
Bio Safety Hood, 4'                       Baker                 SG400               58432
---------------------------------------------------------------------------------------------------
Bio Safety Hood, 6'                       Baker                 SG600               58388
---------------------------------------------------------------------------------------------------
Bio Safety Hood, 6'                       Baker                 SG601               58382
---------------------------------------------------------------------------------------------------
Gammacell Irradiator                      Nordion               1000 A              247
---------------------------------------------------------------------------------------------------
Controlled Rate Freezer                   Gordinier             7009                06911-0497
---------------------------------------------------------------------------------------------------
Freezer Chamber                           Gordinier             8753                06911-0497
---------------------------------------------------------------------------------------------------
MVE-TEC 2000 Storage                      MVE                   XLC-500F            CDRA97B101
---------------------------------------------------------------------------------------------------
Incubator, CO2                            Sanyo                 MCO-17AI            60905781
---------------------------------------------------------------------------------------------------
Incubator, CO2                            Sanyo                 MCO-17AI            60905783
---------------------------------------------------------------------------------------------------
Ultralow Freezer                          Sanyo                 MDF-U6088SC         61006995
---------------------------------------------------------------------------------------------------
Water Bath, 1 of 2                        Precision             180                 697050163
---------------------------------------------------------------------------------------------------
Water Bath, 2 of 2                        Precision             180                 697030900
---------------------------------------------------------------------------------------------------
Refrigerator/Freezer                      Kenmore               363-9662825         L70640925
---------------------------------------------------------------------------------------------------
Chemical Fume Hood                        Kewaunee              H05                 R106417
---------------------------------------------------------------------------------------------------
Balance                                   Ainsworth             De410-D             73866
---------------------------------------------------------------------------------------------------
Microscope                                Nikon                 Labophot-2          462566
---------------------------------------------------------------------------------------------------
Refrigerator, undercounter                Kenmore               564.9936111         961003215
---------------------------------------------------------------------------------------------------
Refrigerator, undercounter                Kenmore               564.9936111         960901790
---------------------------------------------------------------------------------------------------
Immersible Stirrer                        VWR                   230                 0094
---------------------------------------------------------------------------------------------------
Immersible Stirrer                        VWR                   230                 0066
---------------------------------------------------------------------------------------------------
Immersible Stirrer                        VWR                   230                 0086
---------------------------------------------------------------------------------------------------
Immersible Stirrer                        VWR                   230                 0092
---------------------------------------------------------------------------------------------------
Pipetman                                  Rainin                P-1000
---------------------------------------------------------------------------------------------------
Pipetman                                  Rainin                P-200
---------------------------------------------------------------------------------------------------
Pipetman                                  Rainin                P-200
---------------------------------------------------------------------------------------------------
Pipetman                                  Rainin                P-200
---------------------------------------------------------------------------------------------------
Magnahelic Gauge                          Sure Flow
---------------------------------------------------------------------------------------------------
Magnahelic Gauge                          Sure Flow
---------------------------------------------------------------------------------------------------
Megafuge 1.0R                             Hereaus               75003062/02         232331
---------------------------------------------------------------------------------------------------
Calibrated Timer                          VWR
---------------------------------------------------------------------------------------------------
4 Work Stations with Divider Panels
---------------------------------------------------------------------------------------------------
3 Two Drawer Lateral Files
---------------------------------------------------------------------------------------------------
4 Office Chairs
---------------------------------------------------------------------------------------------------
5 Lab Chairs
---------------------------------------------------------------------------------------------------
Six door locker
---------------------------------------------------------------------------------------------------
2 two drawer file cabinets
---------------------------------------------------------------------------------------------------
1 Four Drawer File Cabinet
---------------------------------------------------------------------------------------------------
1 Six Drawer Lateral File Cabinet
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
EQUIPMENT NAME                            MANUFACTURER          MODEL #             SERIAL #
---------------------------------------------------------------------------------------------------
3 Four Drawer File Cabinets
---------------------------------------------------------------------------------------------------
Computer Workstation with Printer
---------------------------------------------------------------------------------------------------
Fax Machine                               Murata
---------------------------------------------------------------------------------------------------


        2. Other furnishings, machinery, apparatus, movable or non-movable equipment and materials. For purposes of this Lease, the term "Other furnishings, machinery, apparatus, movable or non-movable equipment and materials" shall include all of the following:


                                      NONE

                                    EXHIBIT C

                           DESCRIPTION OF COMMON AREAS

                                  SEE ATTACHED